Exhibit 32.2

                                  CERTIFICATION

      In connection with the Quarterly Report on Form 10-QSB of Image Innovations Holdings Inc. (the "Company") for the period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Derick Sinclair, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:  May 23, 2005                       By:       /s/ Derick Sinclair
                                             -----------------------------------
                                                    Derick Sinclair
                                                    Chief Financial Officer